UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 26, 2005

                             ANGELES PARTNERS XII
            (Exact name of Registrant as specified in its charter)


            California                0-13309                 95-3903623
      (State or other jurisdiction  (Commission            (I.R.S. Employer
         of incorporation or        File Number)        Identification Number)
           organization)
                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Acquisition or Disposition of Assets.

Angeles Partners XII (the "Registrant") owns a 100% interest in AP XII Associates GP, L.L.C., which in turn owns a 100% limited partnership interest in AP XII Associates Limited Partnership (the "Partnership"). On April 26, 2005, the Partnership sold one of its investment properties, Chambers Ridge Apartments located in Harrisburg, Pennsylvania to a third party, Chambers Ridge Associates, LP, (the "Purchaser") a Pennsylvania limited partnership and an affiliate of Elon Group, Ltd., a Pennsylvania corporation. The Purchaser paid a purchase price of approximately $14,450,000 for Chambers Ridge Apartments.

In accordance with the Amended and Restated Certificate and Agreement of Limited Partnership of the Registrant, the Registrant's general partner is evaluating the cash requirements of the Registrant to determine whether any portion of the net proceeds will be distributed to the Registrant's partners.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

The following unaudited pro forma consolidated balance sheet and statements of operations reflect the operations of the Registrant as if Chambers Ridge Apartments had been sold on January 1, 2004.

The pro forma consolidated financial statements do not project the Registrant's results of operations at any future date or for any future period. This pro forma information should be read in conjunction with the Registrant's 2004 Annual Report on Form 10-KSB.

                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                 (in thousands)

                                December 31, 2004

All other assets                                    $  4,382
Investment properties, net                            16,978

    Total Assets                                    $ 21,360

All other liabilities                               $  2,186
Mortgage notes payable                                56,013
Partners' deficit                                    (36,839)
    Total Liabilities and Equity                    $ 21,360

               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                     (in thousands, except per unit data)

                                                     Year Ended
                                                 December 31, 2004

Total revenues                                        $15,855
Total expenses                                         15,071

Net income                                            $   784

Net income per limited partnership unit               $ 17.35


(c)   Exhibits

The following exhibits are filed with this report (1):

10.26 Purchase and Sale Contract between APXII Associates Limited Partnership, a South Carolina limited partnership, as Seller, and
            Elon Group, Ltd., a Pennsylvania corporation, as Purchaser, effective February 2, 2005. (Incorporated by reference exhibit 10.26 to Form 8-K dated February 2, 2005 and filed on February 8, 2005.)

10.27 First Amendment to Purchase and Sale Contract between APXII Associates Limited Partnership, a South Carolina limited partnership, as Seller, and Elon Group, Ltd., a Pennsylvania corporation, as Purchaser, effective March 4, 2005.

10.28       Second  Amendment  to  Purchase  and  Sale  Contract  between  APXII
            Associates Limited Partnership, a South Carolina limited partnership, as Seller, and Elon Group, Ltd., a Pennsylvania corporation, as Purchaser, effective March 11, 2005.


   (1) Schedules and supplemental materials to the exhibits have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                ANGELES PARTNERS XII
                                (a California Limited Partnership)


                                By: Angeles Realty Corporation II
                                    Managing General Partner


                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                                Date: May 2, 2005

                                                                   Exhibit 10.27


                FIRST AMENDMENT TO PURCHASE AND SALE CONTRACT



      This First Amendment to Purchase and Sale Contract (the "Amendment") is effective as of March 4, 2005 and is entered into by and between AP XII ASSOCIATES LIMITED PARTNERSHIP, a South Carolina limited partnership ("Seller") and ELON GROUP, LTD., a Pennsylvania corporation ("Purchaser").

                                    RECITALS

            WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract, with an Effective Date of February 2, 2005, for the Property defined therein and known as Chambers Ridge Apartments ("Contract").

            WHEREAS, Seller and Purchaser desire to enter into this Amendment to amend the Contract to extend the Feasibility Period.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree to amend the Contract as follows:

                                    AGREEMENT

A. Definitions. All terms not defined herein shall have the meaning ascribed to such terms in the Contract.

B. Amendment to Section 3.1. Section 3.1 of the Contract is amended as follows:

"3.1. Feasibility Period.

Subject to the terms of Section 3.3 and 3.4 and the right of Tenants under the Leases, from the Effective Date to and including March 8, 2005 (the "Feasibility Period"), Purchaser, and its agents, contractors, engineers, surveyors, attorneys, prospective lenders, accountants and employees (collectively, "Consultants") shall have the right from time to time to enter onto the Property:"

C. Multiple Counterparts/Facsimile Signatures. This Amendment may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

D. Ratification of the Contract. Seller and Purchaser confirm and ratify in all respects the terms and conditions of the Contract, as amended by this Amendment.

                        [Signatures begin on next page.]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.


                                     Seller:

                                    AP XII ASSOCIATES LIMITED PARTNERSHIP, a
                                    South Carolina limited partnership

                                    By:   AP XII Associates GP, L.L.C.,
                                          a South Carolina limited liability
company,
                                          Its General Partner

                                          By:   Angeles Partners XII,
                                                a California limited
partnership

                                                By:   Angeles Realty
                                                      Corporation II, a
                                                      California corporation,
                                                      Its Managing General
                                                      Partner

                                                     By: /s/Patrick F. Slavin
                                                     Name: Patrick F. Slavin
                                                     Title:Senior Vice President



                                   Purchaser:

                                    ELON GROUP, LTD.,
                                    a Pennsylvania corporation


                                    By:   /s/Daniel Altman
                                    Name: Daniel Altman
                                    Title:Vice President

                                                                   Exhibit 10.28


                SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT



      This Second Amendment to Purchase and Sale Contract (the "Amendment") is effective as of March 11, 2005 ("Effective Date") and is entered into by and between AP XII ASSOCIATES LIMITED PARTNERSHIP, a South Carolina limited partnership ("Seller") and ELON GROUP, LTD., a Pennsylvania corporation ("Purchaser").

                                    RECITALS

            WHEREAS, Seller and Purchaser are parties to that certain Purchase and Sale Contract, with an Effective Date of February 2, 2005, for the Property defined therein and known as Chambers Ridge Apartments ("Contract").

            WHEREAS, Seller and Purchaser amended the Contract to extend the Feasibility Period pursuant to the First Amendment to Purchase and Sale Contract.

            WHEREAS, Seller and Purchaser desire to enter into this Amendment to amend the Contract to reduce the Purchase Price, terminate the water meter reading service on the Property, add a provision regarding the Property's current rental rates and lease renewals, and extend the Closing Date.

      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser hereby agree to amend the Contract as follows:

                                    AGREEMENT

A. Definitions. All terms not defined herein shall have the meaning ascribed to such terms in the Contract.

B. Amendment to Section 2.2. Section 2.2 of the Contract is amended as follows:

            "2.2. Purchase Price and Deposit.

            The total purchase price ("Purchase Price") for the Property shall be an amount equal to Fourteen Million Four Hundred Fifty Thousand and No/100 Dollars, ($14,450,000.00), less the Lender Fees, which amount shall be paid by Purchaser, as follows:"

C. Amendment to Section 2.2.2. The first sentence of Section 2.2.2 of the Contract is replaced with the following:

            "2.2.2. Purchase Price and Deposit.

            On the Effective Date of the Second Amendment to Purchase and Sale Contract, Purchaser shall deliver to Escrow Agent an additional deposit (the "Additional Deposit") of Two Hundred Thousand and No/100 Dollars ($200,000.00) by wire transfer of Good Funds."

D. Amendment to Section 3.6. Section 3.6 of the Contract is amended to add the following Section 3.6.1:

            "3.6.1. Property Contracts.

            Seller shall terminate the Property Contract for water meter reading service and Seller shall be responsible for the payment of any cancellation fees associated with the cancellation."

E. Amendment to Section 5.1. The first sentence of Section 5.1 of the Contract is replaced with the following:

            "5.1. Closing Date.

            The Closing shall occur 30 days following the Effective Date of the Second Amendment to Purchase and Sale Contract (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means."

F. Amendment to Section 7.1. Section 7.1 of the Contract is amended to add the following at the end of Section 7.1:

            "7.1.1. Rental Rates and Lease Renewals.

            During the period of time after the Effective Date of the Second Amendment to Purchase and Sale Contract to the Closing Date, Seller shall not reduce the rental rates of the three bedroom units below Seven Hundred and Forty-Nine Dollars and No/100 ($749.00), Seller shall not offer more than one month of free rent, and lease renewal increases shall not be more than Thirty Dollars and No/100 ($30.00) per month."

G. Multiple Counterparts/Facsimile Signatures. This Amendment may be executed by facsimile signatures which shall be binding on the parties hereto, with original signatures to be delivered as soon as reasonably practical thereafter.

H. Ratification of the Contract. Seller and Purchaser confirm and ratify in all respects the terms and conditions of the Contract, as amended by this Amendment.

                        [Signatures begin on next page.]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first noted above.


                                     Seller:

                                    AP XII ASSOCIATES LIMITED PARTNERSHIP, a
                                    South Carolina limited partnership

                                    By:   AP XII Associates GP, L.L.C.,
                                          a South Carolina limited liability
                                           company,Its General Partner

                                          By:   Angeles Partners XII,
                                                a California limited
                                                partnership

                                          By:   Angeles Realty
                                                Corporation II, a
                                                California corporation,
                                                Its Managing General Partner

                                           By:  /s/Patrick F. Slavin
                                           Name: Patrick F. Slavin
                                          Title: Senior Vice President



                                   Purchaser:

                                    ELON GROUP, LTD.,
                                    a Pennsylvania corporation


                                    By:    /s/Daniel Altman
                                    Name:  Daniel Altman
                                    Title: Vice President